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                                                                    Exhibit 23.3


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------


As independent public accountants, we hereby consent to the incorporation of our Report dated February 25, 1998, included in this Form 10-K into the Company's previously filed Registration Statement on Form S-4 (File No. 33-78922).


                                       ARTHUR ANDERSEN LLP


Chicago, Illinois
March 16, 1998



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